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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
                 0-18415                                   38-2830092
         (Commission File Number)              (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On February 1, 2007, FSB Bank, a Michigan chartered commercial bank, ("FSB") and Isabella Bank and Trust, a Michigan chartered commercial bank, ("Isabella") entered into an Agreement and Plan of Merger dated as of February 1, 2007 (the "Merger Agreement"), pursuant to which FSB will merge with and into Isabella. FSB and Isabella are wholly-owned subsidiaries of IBT Bancorp, Inc.

     Consummation of the merger is subject to a number of customary conditions, including, but not limited to the receipt of requisite regulatory approvals of the merger. The merger is expected to be completed some time during the first quarter of 2007.

     For additional information, reference is made to the Merger Agreement attached as Exhibit 2.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibits are included with this Report:

     2.1 Agreement and Plan of Merger, dated February 1, 2007, between FSB Bank and Isabella Bank and Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2007                 IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

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
Exhibit Number   Description
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
Exhibit 2.1      Agreement and Plan of Merger, dated February 1, 2007.
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